UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
October 21, 2004 (October 15, 2004)

CRAFTMADE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-26667 (Commission File No.)	75-2057054 (IRS Employer Identification No.)

650 South Royal Lane, Suite 100
Coppell, Texas 75019
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 393-3800

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Craftmade International, Inc. (the “Company”) has appointed Brad D. Heimann as its Executive Vice President effective as of October 15, 2004. In this position, Mr. Heimann will be responsible for the direction, coordination and administration of all of the Company’s operations as well as assisting the Company’s Chief Executive Officer with strategic planning and business development.

     Mr. Heimann, age 30, joined the Company in 1998 as a special projects manager. In 2001 Mr. Heimann was appointed the Director of Operations for the Company in which capacity he served until October 2004. As Director of Operations, Mr. Heimann was responsible for the Company’s information technology, sales and marketing support, and the management of special projects, such as implementing Enterprise Resource Planning (ERP), implementing a system to collect and analyze marketing data, improving the visibility of the Company’s supply chain, and merging the operations departments of Trade Source International, Inc. (“TSI”) and the Company after the Company acquired its interest in TSI.

     Mr. Heimann attended the University of Texas, in Austin, Texas, where he earned a Bachelor of Business Administration in Finance, and Southern Methodist University’s Cox School of Business, where he earned a Masters of Business Administration.

     Mr. Heimann’s father-in-law is James R. Ridings, the Chairman of the Board, Chief Executive Officer, and President of the Company.

     The Company appointed Michael L. Patton as its Chief Accounting Officer to be effective as of October 25, 2004. In this position, Mr. Patton will be responsible for the Company’s accounting and financial reporting. Mr. Patton will report to the Company’s Chief Financial Officer.

     Mr. Patton, age 35, joined PricewaterhouseCoopers LLP (“PwC”) in 1992 and in 1997 he was promoted to manager in the Transaction Services Group in Dallas. In 2001, Mr. Patton was promoted to a Director in the Transactions Services Group and relocated to PwC’s London office. In 2003, Mr. Patton joined Arista Communication, Inc. (“Arista”), an affinity marketing company, as their Controller. In January of 2004, Mr. Patton was promoted to Chief Financial Officer of Arista.

     Mr. Patton attended Baylor University in Waco, Texas, where he earned a Bachelor of Business Administration in Accounting.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAFTMADE INTERNATIONAL, INC.
Date: October 21, 2004	By:	/s/ Kathleen B. Oher
		Name:	Kathleen B. Oher
		Title:	Chief Financial Officer